UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 21, 2006 (March 20, 2006)

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 788-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

On March 20, 2006, Albemarle Corporation (the “Company”) issued a press release announcing, among other things, that an arbitral tribunal has ruled in favor of Albemarle France SAS and Albemarle PPC, wholly owned subsidiaries of the Company, in the action brought by them against Sanofi-Aventis before the International Court of Arbitration of the International Chamber of Commerce, in Paris, France, concerning certain environmental matters at Albemarle PPC’s site in Thann, France.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statement and Exhibits.

(c)	Exhibits.

99.1	Press release, dated March 20, 2006, issued by the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2006

ALBEMARLE CORPORATION

By:	/s/ Luther C. Kissam, IV
Luther C. Kissam, IV
Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press release, dated March 20,2006, issued by the Company.

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